CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-10

$[1,358,852,100](Approximate)

Expected Investor Settlement Date: September 30, 2005

TERM SHEET ~ Version 1.0

September 8, 2005

DLJ Mortgage Capital, Inc.

Seller

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator, Servicer and Back-up Servicer

Wilshire Credit Corporation

Special Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10

Offered Certificates: $[1,358,852,100] (Approximate)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[1]	Type	Pricing Speed and Assumption	Proj. Net Margin[2]	W.A. MTR[2]	Exp’d Rating[3] S&P/Moody’s/DBRS
1-A-1	$[95,764,000]	[4.7654][4]	[1.85/1.85]	[1-34/1-34]	Sen/WAC/PT	25 CPB	[2.114]%	[33]	AAA/Aaa/AAA
2-A-1	$[225,170,000]	[5.2025][5]	[2.53/2.53]	[1-59/1-59]	Sen/WAC/PT	25 CPB	[2.103]%	[58]	AAA/Aaa/AAA
3-A-1	$[266,910,000]	[5.4351][6]	[2.55/3.15]	[1-59/1-120]	Sen/WAC/PT	25 CPB	[TBD]%	[TBD]	AAA/Aaa/AAA
4-A-1	$[106,100,000]	[5.3899][7]	[2.51/2.51]	[1-58/1-58]	Sen/WAC/PT	25 CPB	[2.249]%	[58]	AAA/Aaa/AAA
5-A-1	$[315,170,000]	[TBD][8]	[2.32/2.54]	[1-77/1-173]	SuperSen/Floater	30 CPR	[3.173]%	[46]	AAA/Aaa/AAA
5-A-2	$[35,020,000]	[TBD][9]	[2.32/2.54]	[1-77/1-173]	SenSupport/Floater	30 CPR	[3.173]%	[46]	AAA/Aaa/AAA
6-A-1	$[245,850,000]	[TBD][10]	[3.02/3.33]	[1-96/1-357]	Sen/Floater	25 CPR	[1.915]%	[3]	AAA/Aaa/AAA
6-X	$[Notional][11]	[TBD][12]	N/A	N/A	Sen/Inverse IO	45 CPR	[1.915]%	[3]	AAA/Aaa/AAA
AR	$[50]	[4.7654][13]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	25 CPB	[2.114]%	[33]	AAA/NR/AAA
AR-L	$[50]	[4.7654][13]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	25 CPB	[2.114]%	[33]	AAA/NR/ AAA

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_________________________

1Weighted average lives and principal windows with respect to the Group 1, Group 2, Group 3 and Group 4 Certificates (as defined herein) will be calculated to ‘Call’ assuming the related 10% optional termination is exercised and all related mortgage loans pay down on their initial reset date; and to ‘Maturity’ assuming all related mortgage loans pay down on their initial reset date; in both cases assuming the related Pricing Speed and Assumptions stated above.

2Based on weighted average information on the assumed collateral as of the Cut-off Date.

3The senior offered certificates, other than the Class AR and Class AR-L Certificates, are expected to be rated by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Dominion Bond Rating Service, Inc. (“DBRS”). The Class AR and Class AR-L Certificates are expected to be rated by S&P and DBRS.

4The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.7654]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

5The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [5.2025]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

6The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [5.4351]% per annum. After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

7The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [5.3899]% per annum. After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

8The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans, the Class 5-A-1 certificate margin will increase to twice the original margin.

9The initial pass-through rate on the Class 5-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans, the Class 5-A-2 certificate margin will increase to twice the original margin.

10The initial pass-through rate on the Class 6-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-A-1 Certificates will equal the least of (i) the sum of one month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [10.50]% (30/360, 0 day delay). After the first possible optional termination date for the group 6 loans, the Class 6-A-1 certificate margin will increase to twice the original margin.

11These certificates will not receive any distributions of principal, but will accrue interest on the Class 6-X notional amount, which with respect to any date of determination will equal the aggregate class principal balance of the Class 6-A-1, Class 6-B-1, Class 6-B-2 and Class 6-B-3 Certificates. The initial Class 6-X notional amount will be approximately $[256,355,000].

12The initial pass-through rate on the Class 6-X Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-X Certificates will equal the excess, if any, of (x) the group 6 net funds cap, over (y) the pass-through rate on the Class 6-A-1 Certificates for that distribution date.

13The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [4.7654]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-10

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[1]	Type	Pricing Speed and Assumption	Proj. Net Margin[2]	W.A. MTR[2]	Exp’d Rating[3] S&P/Moody’s/DBRS
C-B-1	$[14,265,000]	[5.2603][4]	[4.08/4.63]	[1-59/1-120]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[TBD/TBD/TBD]
C-B-2	$[8,780,000]	[5.2603][4]	[4.08/4.63]	[1-59/1-120]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[TBD/TBD/TBD]
C-B-3	$[5,485,000]	[5.2603][4]	[4.08/4.63]	[1-59/1-120]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[TBD/TBD/TBD]
5-M-1	$[11,970,000]	[TBD][5]	[4.43/4.79]	[39-77/39-118]	Sub/Floater	30 CPR	[3.173]%	[46]	[AA/Aa2/AA]
5-M-2	$[8,360,000]	[TBD][6]	[4.39/4.63]	[38-77/38-104]	Sub/Floater	30 CPR	[3.173]%	[46]	[A/A2/A(High)]
5-M-3	$[5,700,000]	[TBD][7]	[4.34/4.39]	[37-77/37-87]	Sub/Floater	30 CPR	[3.173]%	[46]	[BBB/Baa2/A(Low)]
5-M-4	$[1,900,000]	[TBD][8]	[4.07/4.07]	[37-68/37-68]	Sub/Floater	30 CPR	[3.173]%	[46]	[BBB-/Baa3/BBB(High)]
5-M-5	$[1,903,000]	[TBD][9]	[3.70/3.70]	[37-58/37-58]	Sub/Floater	30 CPR	[3.173]%	[46]	[BB+/Ba1/BBB]
6-B-1	$[6,485,000]	[TBD][10]	[5.43/6.14]	[1-96/1-357]	Sub/Floater	25 CPR	[1.915]%	[3]	[AA/Aa2/AA]
6-B-2	$[2,595,000]	[TBD][11]	[5.43/6.14]	[1-96/1-357]	Sub/Floater	25 CPR	[1.915]%	[3]	[A/A2/A]
6-B-3	$[1,425,000]	[TBD][12]	[5.43/6.14]	[1-96/1-357]	Sub/Floater	25 CPR	[1.915]%	[3]	[BBB/Baa1/BBB]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[1]	Type	Pricing Speed and Assumption	Proj. Net Margin[2]	W.A. MTR[2]	Exp’d Rating[3] S&P/ Moody’s / DBRS
C-B-4	$[4,390,000]	[5.2603][4]	[4.08/4.63]	[1-59/1-120]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[TBD/TBD/TBD]
C-B-5	$[1,830,000]	[5.2603][4]	[4.08/4.63]	[1-59/1-120]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[TBD/TBD/TBD]
C-B-6	$[2,924,913]	[5.2603][4]	[4.08/4.63]	[1-59/1-120]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	NR/NR/NR
5-X	$[0]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR
6-B-4	$[1,685,000]	[3.3731][13]	[5.43/6.14]	[1-96/1-357]	Sub/WAC/PT	25 CPR	[1.915]%	[3]	[NR/Ba2/NR]
6-B-5	$[780,000]	[3.3731][13]	[5.43/6.14]	[1-96/1-357]	Sub/WAC/PT	25 CPR	[1.915]%	[3]	[B/NR/NR]
6-B-6	$[652,744]	[3.3731][13]	[5.43/6.14]	[1-96/1-357]	Sub/WAC/PT	25 CPR	[1.915]%	[3]	[NR/NR/NR]
P	$[0][27]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR

_________________________

1Weighted average lives and principal windows with respect to the Class C-B Certificates will be calculated to ‘Call’ assuming the related 10% optional termination is exercised and all related mortgage loans pay down on their initial reset date; and to ‘Maturity’ assuming all related mortgage loans pay down on their initial reset date; in both cases assuming the related Pricing Speed and Assumptions stated above.

2Based on weighted average information on the assumed collateral as of the Cut-off Date.

3The subordinate offered certificates and the non-offered certificates, other than the Class C-B-6, Class 6-B-6, Class 5-X and Class P Certificates, may be rated by one or more rating agencies.

4The initial pass-through rate on the Class C-B Certificates is expected to be approximately [5.2603]% per annum. After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3 and group 4 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

5The initial pass-through rate on the Class 5-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5 mortgage loans the Class 5-M-1 certificate margin will increase by 0.50%.

6The initial pass-through rate on the Class 5-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5 mortgage loans the Class 5-M-2 certificate margin will increase by 0.50%.

7The initial pass-through rate on the Class 5-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5 mortgage loans the Class 5-M-3 certificate margin will increase by 0.50%.

8The initial pass-through rate on the Class 5-M-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5 mortgage loans the Class 5-M-4 certificate margin will increase by 0.50%.

9The initial pass-through rate on the Class 5-M-5 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-5 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the Group 5 mortgage loans the Class 5-M-5 certificate margin will increase by 0.50%.

10The initial pass through rate on the Class 6-B-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass through rate on the Class 6-B-1 Certificates will equal the least of (i) the sum of one month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [10.50]% (30/360, 0 day delay). After the first possible optional termination date for the group 6 loans, the Class 6-B-1 certificate margin will increase by 0.50%.

11The initial pass through rate on the Class 6-B-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass through rate on the Class 6-B-2 Certificates will equal the least of (i) the sum of one month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [10.50]% (30/360, 0 day delay). After the first possible optional termination date for the group 6 loans, the Class 6-B-2 certificate margin will increase by 0.50%.

12The initial pass through rate on the Class 6-B-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass through rate on the Class 6-B-3 Certificates will equal the least of (i) the sum of one month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [10.50]% (30/360, 0 day delay). After the first possible optional termination date for the group 6 loans, the Class 6-B-3 certificate margin will increase by 0.50%.

13The initial pass-through rate on the Class 6-B-4, Class 6-B-5 and Class 6-B-6 Certificates is expected to be approximately [3.3731]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-B-4, Class 6-B-5 and Class 6-B-6 Certificates will equal the weighted average of the net interest rates on the group 6 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

14The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

I. SUMMARY
Title of Series	Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Seller	DLJ Mortgage Capital, Inc.
Servicers

[GMAC Mortgage Corporation, National City Mortgage Co., PHH Mortgage Corporation, Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein), [Everbank], Washington Mutual Bank, FSB, IndyMac Bank, Countrywide Home Loans Servicing LP and Wells Fargo Bank N.A., (“Wells Fargo”).]

Back-up Servicer	Wells Fargo (only with respect to the SPS-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.
Mortgage Pool

[TBD] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[TBD] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust monthly, semi-annually or annually based on an index plus a margin. The mortgage pool consists of six groups of mortgage loans. Group 1 is generally comprised of mortgage loans with an initial fixed rate period of 3 years, Groups 2 and 4 are generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group 3 is generally comprised of mortgage loans with an initial fixed rate period of 10 years, Group 5 is generally comprised of mortgage loans with an initial fixed rate period of one month, six months, 1, 2, 3 or 5 years and Group 6 is generally comprised of mortgage loans with an initial fixed rate period of six months.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[271]	$[100,963,266.37]
Group 2	[429]	$[237,393,845.69]
Group 3	[TBD]	$[TBD]
Group 4	[533]	$[111,861,366.04]
Group 5	[1,360]	$[380,023,193.18]
Group 6	[704]	$[259,472,744.33]

Approximately [80.79]%,[81.74,]%,[TBD]%,[77.39]%,[67.42]% and [98.14]% of the group 1, 2, 3, 4, 5 and 6 mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain group 2 mortgage loans, three years from the date of origination, or certain group 1, 5 and 6 mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 4, 5 and 6 mortgage loans, ten years from the date of origination.

Information contained herein reflects the September 1, 2005 cut-off date scheduled balances. Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3 and 4 will equal the aggregate principal balance of the Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates. On the closing date, the aggregate principal balance of the mortgage loans in loan group 5, along with any amounts on deposit in the prefunding account, if any, will equal the aggregate principal balance of the Group 5 Certificates. For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

[Prefunding Amount]	[Approximately [10]%].
[Capitalized Interest Account]	[TBD]
Cut-off Date	September 1, 2005.
Closing Date	On or about September 30, 2005.
Investor Settlement Date	On or about September 30, 2005.
Distribution Dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in October 2005.
Scheduled Final Distribution Date	The distribution date in [January 2036]. The actual final distribution date could be substantially earlier.
Maturity Date	[January 25, 2036].
Offered Certificates

Class 1-A-1 Certificates (the “Group 1 Certificates”);

Class 2-A-1 Certificates (the “Group 2 Certificates”);

Class 3-A-1 Certificates (the “Group 3 Certificates”);

Class 4-A-1 Certificates (the “Group 4 Certificates”);

Class 5-A-1 Certificates and Class 5-A-2 Certificates (together, the “Group 5 Senior Certificates”);

Class 6-A-1 and Class 6-X Certificates (the “Group 6 Senior Certificates” and, together with the Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates and Group 5 Senior Certificates, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (together, the “Class C-B Offered Certificates”);

Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates (together, the “Group 5 Subordinate Certificates”); and

Class 6-B-1, Class 6-B-2 and Class 6-B-3 Certificates (together, the “Class 6-B Offered Certificates” and, together with the Senior Certificates, the Group 5 Subordinate Certificates and the Class C-B Offered Certificates, the “Offered Certificates”).

Privately Placed Certificates

Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (the “Class C-B Privately Placed Certificates” and, together with the Class C-B Offered Certificates, the “Class C-B Certificates”);

Class 5-X Certificates (together with the Group 5 Senior Certificates and the Group 5 Subordinate Certificates, the “Group 5 Certificates”);

Class 6-B-4, Class 6-B-5 and Class 6-B-6 Certificates (the “Class 6-B Privately Placed Certificates” and, together with the Class 6-B Offered Certificates, the “Class 6-B Certificates” and together with the Group 6 Senior Certificates and the Class 6-B Offered Certificates, the “Group 6 Certificates”); and

Class P Certificates (together with the Class C-B Privately Placed Certificates, Class 5-X Certificates and Class 6-B Privately Placed Certificates, the “Privately Placed Certificates” and, together with the Offered Certificates, the “Certificates”).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

Form of Offered Certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum Denominations

The Offered Certificates, other than the Class 6-X, Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class 6-X Certificates will be issued in minimum denominations (by initial notional amount) of $100,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual Periods

For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, the calendar month immediately preceding that distribution date. For any distribution date and the Group 5 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date.

Day Count

For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. For any distribution date and the Group 5 Certificates, interest will be calculated on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay Days	For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, 24 days. For any distribution date and the Group 5 Certificates, 0 days.
Optional Termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3 and group 4 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3 and group 4 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 5 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date (plus amounts on deposit in the prefunding account as of the closing date, if any), SPS may, but will not be required to, purchase from the trust all remaining group 5 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 5 Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 6 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 6 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 6 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s), Dominion Bond Rating Service, Inc. (“DBRS”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above. Certain of the Class C-B Certificates may be rated by Moody’s, DBRS and/or S&P.

ERISA Considerations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Federal Income Tax Consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of assets held in any basis risk reserve fund). The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting. In addition, the Group 5 Certificates, other than the Class 5-X Certificates, and the Group 6 Certificates, other than the Class 6-X Certificates, will be treated as having a right to receive certain payments from a basis risk reserve fund and the Class 5-X Certificates and Class 6-X Certificates will be treated as having an ownership right in an interest rate cap contract and although the tax treatment is not entirely certain, as having been issued with original issue discount. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal Investment

When issued, the Offered Certificates, other than the [Class 5-M-3, Class 5-M-4, Class 5-M-5, Class C-B-2, Class C-B-3, Class 6-B-2 and Class 6-B-3 Certificates], will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”). You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and Interest Advancing

Each servicer (or if a servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing Transfer

It is anticipated that on or about [November 1, 2005], the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement

SPS Servicing Risk

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service. Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose. As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court. On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners. A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law. This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations. At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders. As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies. No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future. It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future. Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events. In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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On August 12, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of DLJ Mortgage Capital, announced that it had agreed to acquire all of the outstanding stock of SPS’s parent from the current shareholders.

The proposed acquisition is subject to the satisfaction of certain conditions, such as the receipt of regulatory and other approvals, and there can be no assurance that the proposed acquisition will be consummated. The acquisition, should it occur, would be expected to close during the fourth quarter of 2005.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
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II. CREDIT ENHANCEMENT (Groups 1 – 4)

Subordination

The Group 1, Group 2, Group 3 and Group 4 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal. The Class C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3 and 4 mortgage loans prior to the Group 1, Group 2, Group 3 and Group 4 Certificates.

NOTE: The Class C-B Certificates represent interests in the group 1, 2, 3 and 4 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Realized Losses

Any realized loss with respect to a group 1, group 2, group 3 or group 4 mortgage loan, except for excess losses (as described below), will be allocated as follows:

(a)  first, to the Class C-B-6 Certificates, until its class principal balance has been reduced to zero;

(b) second, to the Class C-B-5 Certificates, until its class principal balance has been reduced to zero;

(c)  third, to the Class C-B-4 Certificates, until its class principal balance has been reduced to zero;

(d)  fourth, to the Class C-B-3 Certificates, until its class principal balance has been reduced to zero;

(e)  fifth, to the Class C-B-2 Certificates, until its class principal balance has been reduced to zero;

(f)  sixth, to the Class C-B-1 Certificates, until its class principal balance has been reduced to zero; and

(g)  seventh, to the senior certificates of the related group.

Excess Losses

On each distribution date, excess losses with respect to principal will be allocated pro rata among the Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates and Class C-B Certificates, based on their respective class principal balances. Excess losses are special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts. Accordingly, the Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses.

Note: The Class C-B Certificates are allocated excess losses from mortgage loans in loan groups 1, 2, 3 and 4; consequently, disproportionately high special hazard, bankruptcy or fraud losses in one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3 and Group 4 Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Credit Enhancement Percentages

For any certificate on any distribution date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the C-B Certificates subordinate to that certificate, after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for the group 1, 2, 3 and 4 mortgage loans for such distribution date.

Initial Group 1 – 4 Credit Enhancement Percentages:
Approximate Expected Initial
Class	Credit Enhancement* (%)
Senior Certificates	[5.15]
C-B-1	[3.20]
C-B-2	[2.00]
C-B-3	[1.25]
C-B-4	[0.65]
C-B-5	[0.40]
C-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Shifting of Interests

Except as described below, the Group 1, Group 2, Group 3 and Group 4 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 100% of their pro rata share of principal prepayments.

Cross-Collateralization

In certain limited circumstances, principal and interest collected from any of the group 1, 2, 3 and 4 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
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III. DISTRIBUTIONS (Groups 1 - 4)
Available Distribution Amount

For any distribution date and each of the group 1, 2, 3 and 4 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.     First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances,

2.     Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.     Third, in limited circumstances, to the unrelated senior certificates,

4.     Fourth, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

5.     Fifth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates, until their respective class principal balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the amount of the subordinate principal distribution amount for that distribution date will be distributed as principal to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective class principal balance, of the subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
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IV. CREDIT ENHANCEMENT (Group 5)
Overcollateralization

The group 5 mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 5 Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the Group 5 Certificates (other than the Class 5-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the group 5 mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the group 5 mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 5 mortgage loans.

Overcollateralization Amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group 5 mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 5 Certificates after giving effect to payments on such distribution date.

Initial Overcollateralization	As of the closing date, the overcollateralization amount will be equal to approximately [0.00]%.
Targeted Overcollateralization Amount

For any distribution date prior to the stepdown date, approximately [0.90]% of the aggregate loan balance of the group 5 mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) [1.80]% of the aggregate loan balance of the group 5 mortgage loans for such distribution date, or (b) [0.50]% of the aggregate loan balance of the group 5 mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown Date

The later to occur of (a) the distribution date in [October 2008], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial targeted credit enhancement percentage for the Group 5 Senior Certificates.

Credit Enhancement Percentages	Initial Group 5 Credit Enhancement Percentages:

		Approximate Expected	Approximate Expected	Approximate Expected
	Class	Initial Credit Enhancement* (%)	Initial Target Credit Enhancement* (%)	Final Target Credit Enhancement** (%)
	5-A	[7.85]	[8.75]	[17.50]
	5-M-1	[4.70]	[5.60]	[11.20]
	5-M-2	[2.50]	[3.40]	[6.80]
	5-M-3	[1.00]	[1.90]	[3.80]
	5-M-4	[0.50]	[1.40]	[2.80]
	5-M-5	[0.00]	[0.90]	[1.80]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.

Note: Class 5-A represents the aggregate balance of the Group 5 Senior Certificates.
Initial Hard Subordination to Class 5-A-1: [17.07]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Trigger Event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [34.00]% of the senior enhancement percentage for such distribution date or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates	Cumulative Loss Percentage

October 2008 – September 2009	[1.00]%
October 2009 – September 2010	[1.25]%
October 2010 – September 2011	[1.50]%
October 2011 and thereafter	[1.70]%

Delinquency Rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 5 mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 5 mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 5 Senior Certificates will have a payment priority over the Group 5
Subordinate Certificates. Each class of Group 5 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group 5 mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 5 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 5 Subordinate Certificates are reduced to zero. No Group 5 Senior Certificates will be allocated losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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V. DISTRIBUTIONS (Group 5)
Interest Remittance Amount

For any distribution date, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group and (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans during the related collection period, to the extent allocable to interest.

Distributions of Interest

The pass-through rate for each class of Group 5 Certificates, other than the Class 5-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the group 5 net funds cap, and (iii) [11.00]%.

The amount of interest payable on each distribution date in respect of each class of Group 5 Certificates, other than the Class 5-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) to the Group 5 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date;

(2) to the Class 5-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) to the Class 5-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) to the Class 5-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) to the Class 5-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

(6) to the Class 5-M-5 Certificates, current interest and any carryforward interest for such class and such distribution date; and

(7) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (6) above for such distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Principal Remittance Amount

For any distribution date, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal, (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans during the related collection period, to the extent allocable to principal, and (vii) if applicable, amounts withdrawn from the related group 5 interest rate cap account to cover realized losses on the group 5 mortgage loans incurred during the related collection period.

Overcollateralization Release Amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 5 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Principal Payment Amount	For any distribution date will be equal to the principal remittance amount for such date minus the overcollateralization release amount, if any, for such date.
Senior Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 5 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [82.50]% and (ii) the aggregate loan balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance for the loan group 5 mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Credit Support Depletion Date	The first distribution date on which the aggregate class principal balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.
Class 5-M-1 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [88.80]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Class 5-M-2 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates and the Class 5-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [93.20]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-3 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates and the Class 5-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [96.20]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-4 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2 Certificates and the Class 5-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-4 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [97.20]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-5 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2 Certificates, the Class 5-M-3 Certificates and the Class 5-M-4 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-5 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [98.20]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Distributions of Principal

The principal payment amount will be paid on each distribution date as follows:

I.     On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

(i)      to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective class principal balances are reduced to zero;

(ii)     to the Class 5-M-1 Certificates, until its class principal balance is reduced to zero;

(iii)    to the Class 5-M-2 Certificates, until its class principal balance is reduced to zero;

(iv)    to the Class 5-M-3 Certificates, until its class principal balance is reduced to zero;

(v)     to the Class 5-M-4 Certificates, until its class principal balance is reduced to zero;

(vi)    to the Class 5-M-5 Certificates, until its class principal balance is reduced to zero; and

(vii)   for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (vi) above.

II.    On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

(i)      to the Class 5-A-1 and Class 5-A-2 Certificates, the senior principal payment amount for such distribution date, pro rata, until their respective class principal balances are reduced to zero;

(ii)     to the Class 5-M-1 Certificates, the Class 5-M-1 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(iii)    to the Class 5-M-2 Certificates, the Class 5-M-2 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(iv)    to the Class 5-M-3 Certificates, the Class 5-M-3 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(v)     to the Class 5-M-4 Certificates, the Class 5-M-4 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(vi)    to the Class 5-M-5 Certificates, the Class 5-M-5 principal payment amount for such distribution date, until its class principal balance is reduced to zero; and

(vii)   for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (vi) above.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Distribution of Monthly Excess Cashflow

On each distribution date, the monthly excess cashflow will be distributed in the following order of priority:

(1) until the aggregate class principal balance of the Group 5 Certificates equals the aggregate loan balance of the group 5 mortgage loans for such distribution date minus the targeted overcollateralization amount for such date:

(A) on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 5 Certificates, in the following order of priority:

(a) to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective class principal balances are reduced to zero;

(b)    to the Class 5-M-1 Certificates, until its class principal balance has been reduced to zero;

(c)  to the Class 5-M-2 Certificates, until its class principal balance has been reduced to zero;

(d) to the Class 5-M-3 Certificates, until its class principal balance has been reduced to zero;

(e)  to the Class 5-M-4 Certificates, until its class principal balance has been reduced to zero;

(f)  to the Class 5-M-5 Certificates, until its class principal balance has been reduced to zero;

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class 5-M-1 Certificates, any deferred amount for such class;

(3)    to the Class 5-M-2 Certificates, any deferred amount for such class;

(4)    to the Class 5-M-3 Certificates, any deferred amount for such class;

(5)    to the Class 5-M-4 Certificates, any deferred amount for such class;

(6)  to the Class 5-M-5 Certificates, any deferred amount for such class;

(7)    to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata based on amounts due, any basis risk shortfall for such class;

(8)    to the Class 5-M-1 Certificates, any basis risk shortfall for such class;

(9)    to the Class 5-M-2 Certificates, any basis risk shortfall for such class;

(10)  to the Class 5-M-3 Certificates, any basis risk shortfall for such class;

(11)  to the Class 5-M-4 Certificates, any basis risk shortfall for such class;

(12)  to the Class 5-M-5 Certificates, any basis risk shortfall for such class;

(13)  to the Class 5-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(14) to the Class AR-L or Class AR Certificates, any remaining amount, as appropriate. It is not anticipated that any amounts will be distributed to the Class AR-L or Class AR Certificates under this clause (14).

Group 5 Net Funds Cap

The annual pass-through rates on each Class of the Group 5 Certificates (other than the Class 5-X Certificates) are subject to the group 5 net funds cap, as more fully described in the prospectus supplement.

On any distribution date, the group 5 net funds cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 5 Certificates (other than the Class 5-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

A schedule of the group 5 net funds cap is included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

[Group 5 Interest Rate Cap]

[On or before the closing date, the trustee, acting on behalf of the trust, will enter into an interest rate cap agreement with [Credit Suisse First Boston International], as counterparty, whereby, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment date. Payments under the interest rate cap agreement will be available to cover basis risk shortfalls for the Group 5 Certificates, realized losses on the group 5 mortgage loans and deferred amounts on the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates. The first and last payment dates for the interest rate cap agreement will occur on the dates specified in the prospectus supplement.

Under the interest rate cap agreement, the cap counterparty will agree to make payments on each payment date equal to the product of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through, but not including, the current interest rate cap agreement payment date, subject to the “Modified Following” Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such scheduled interest rate cap agreement payment date) and (iii) the percentage equal to the difference between (1) the lesser of (a) the Index Rate for such period and (b) the percentage specified in the prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the applicable cap strike rate, then the payment amount due under the interest rate cap agreement will be zero. Generally, the “Index Rate” will be the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3650 two London banking days prior to the first day of the related accrual period for the interest rate cap agreement or, if such rate does not appear on the Telerate Page 3650, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related account established by the trust administrator. Amounts on deposit in the interest rate cap account will be distributed on any distribution date in the following order of priority:

(i) to the Group 5 Senior Certificates, pro rata based on the amount of any unpaid Basis Risk Shortfalls, the amount of any unpaid Basis Risk Shortfalls for such class;

(ii) to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, sequentially, the amount of any unpaid Basis Risk Shortfalls for such class;

(iii) to the Principal Remittance Amounts, up to the amount of such Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iv) sequentially, to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, any applicable deferred amounts thereon remaining unreimbursed, in each case prior to giving effect to amounts available to be paid in respect of deferred amounts as described herein on such distribution date.

Amounts paid under the interest rate cap agreement not used on any distribution date to pay Basis Risk Shortfalls on the Group 5 Certificates, Realized Losses on the group 5 mortgage loans or deferred amounts on the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates will remain on deposit in the interest rate cap account and may be available on future distribution dates to make the payments described in the preceding paragraph; provided, however that such amounts will be paid into and distributed out of a separate trust created pursuant to the pooling and servicing agreement for the benefit of the Group 5 Certificates. However, at no time will the amount on deposit in the interest rate cap account exceed the deposit amount. The “deposit amount” will be calculated on each distribution date, after giving effect to withdrawals from the interest rate cap account on that distribution date and distributions and allocation of losses on the certificates on such date, and will equal the excess, if any, of the Targeted Overcollateralization Amount for such distribution date over the Overcollateralization Amount for such distribution date.

Unless terminated earlier, the interest rate cap agreement will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreement for certain reasons set forth in the documentation associated with each interest rate cap agreement, including, without limitation, the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder. Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the interest rate cap agreement from funds otherwise distributable to the holders of the certificates as a result of such termination.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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TERM SHEET	(212) 538-3831

VI. CREDIT ENHANCEMENT (Group 6)
Subordination and Application of Realized Losses

The Group 6 Senior Certificates will receive distributions of interest and principal before the Class 6-B Certificates are entitled to receive distributions of interest or principal. Realized Losses other than Excess Losses (described below) will be allocated to the subordinate certificates in reverse order of principal priority, until the Class Principal Balance of the related certificates has been reduced to zero, and then to the senior certificates, pro rata, according to and in reduction of their Class Principal Balances.

Credit Enhancement Percentages

For any certificate on any distribution date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class 6-B Certificates subordinate to that certificate and the denominator of which is the aggregate loan group balance for the group 6 mortgage loans for such distribution date.

Initial Group 6 Credit Enhancement Percentages:
Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[5.25]
6-B-1	[2.75]
6-B-2	[1.75]
6-B-3	[1.20]
6-B-4	[0.55]
6-B-5	[0.25]
6-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Shifting of Interests

Except as described below, the Group 6 Senior Certificates will receive 100% of principal prepayments received on the mortgage loans in the loan group 6 until the tenth anniversary of the first distribution date. During the next four years, the Group 6 Senior Certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 100% of their pro rata share of principal prepayments.

Coverage for Excess Losses

The Class 6-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Excess Losses. Excess Losses are Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount for the related loan group, Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount for the related loan group and Fraud Losses in excess of the Fraud Loss Coverage Amount for the related loan group, each as described in the prospectus supplement. On each distribution date, Excess Losses with respect to principal will be allocated pro rata among the Certificates in the related group, based on their respective Class Principal Balances.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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VII. DISTRIBUTIONS (Group 6)
Available Distribution Amount

For any distribution date and each of the group 6 mortgage loans, the sum of: (i) scheduled payments and advances on such mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties, and certain pay-aheads; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of Distributions

Distributions will in general be made to the extent of the available funds in the order and priority as follows:

1.     First, to the Group 6 Senior Certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances; provided, however, that notwithstanding the foregoing, accrued interest to be distributed to the Class 6-X Certificates will be reduced to the extent necessary to fund amounts required to pay any basis risk shortfalls on the Class 6-A-1, Class 6-B-1, Class 6-B-2 and Class 6-B-3 Certificates as described in the prospectus supplement;

2.     Second, to the Class 6-A-1 Certificates, as principal, the related senior principal distribution amount as described below under the heading “—Distributions of Principal”

3.     Third, to each class of Class 6-B Certificates, first interest and then principal in increasing order of numerical class designation; and

4.     Fourth, to the Class AR or Class AR-L Certificates, as applicable, the remainder (which is expected to be zero).

Distribution of Principal

On each distribution date, an amount up to the Group 6 senior principal distribution amount for that distribution date will be distributed as principal to the Class 6-A-1 Certificates, until its class principal balance has been reduced to zero. The Class 6-X Certificates will not be entitled to any payments in respect of principal.

On each distribution date, an amount up to the amount of the Group 6 subordinate principal distribution amount for that distribution date will be distributed as principal to the Class 6-B Certificates, to the extent of the aggregate related available funds remaining after distribution of interest and principal to the Group 6 Senior Certificates. Each class of Class 6-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the related subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class 6-B-1, until each class of subordinate certificates has received its respective pro rata share of the related subordinate principal distribution amount for that distribution date.

[Basis Risk Reserve Fund]	[On or before the closing date, the depositor may make a deposit to a basis risk reserve fund which would be used on any distribution date to cover basis risk shortfalls on the Group 6 Certificates.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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VIII. CAP NOTIONAL SCHEDULE (Group 5)

Trust to buy a Corridor Cap: i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay: 1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike: See Schedule below
Ceiling Strike: See Schedule below
Uncaps security to: 10.00% %
Initial Notional: $ 380,023,000
Basis: Act/360
Pricing Speed: 20 cpr
Close Date: 09/30/2005
1st Pay Date: 10/25/2005
Maturity: 9/25/2010

Period	Date	Notional Balance	LIBOR Strike	LIBOR Cap	Corridor (bps)
1	10/25/2005	380,023,000	7.380%	9.686%	230.6
2	11/25/2005	372,918,554	5.914%	9.686%	377.2
3	12/25/2005	365,946,314	6.203%	9.685%	348.2
4	1/25/2006	359,103,827	6.004%	9.685%	368.1
5	2/25/2006	352,388,686	6.006%	9.684%	367.8
6	3/25/2006	345,798,529	6.684%	9.683%	299.9
7	4/25/2006	339,331,036	6.007%	9.682%	367.5
8	5/25/2006	332,983,932	6.216%	9.681%	346.5
9	6/25/2006	326,754,984	6.204%	9.680%	347.6
10	7/25/2006	320,643,161	6.421%	9.679%	325.8
11	8/25/2006	314,645,109	6.204%	9.678%	347.4
12	9/25/2006	308,758,716	6.202%	9.677%	347.5
13	10/25/2006	302,981,910	6.420%	9.676%	325.6
14	11/25/2006	297,312,727	6.203%	9.675%	347.2
15	12/25/2006	291,749,101	6.426%	9.674%	324.8
16	1/25/2007	286,289,248	6.210%	9.673%	346.3
17	2/25/2007	280,931,064	6.212%	9.672%	346.0
18	3/25/2007	275,672,659	6.914%	9.670%	275.6
19	4/25/2007	270,512,184	6.215%	9.669%	345.4
20	5/25/2007	265,447,820	6.434%	9.668%	323.4
21	6/25/2007	260,477,783	6.310%	9.667%	335.7
22	7/25/2007	255,600,604	6.533%	9.665%	313.2
23	8/25/2007	250,814,181	6.490%	9.664%	317.4
24	9/25/2007	246,120,082	6.499%	9.663%	316.4
25	10/25/2007	241,513,576	6.725%	9.661%	293.6
26	11/25/2007	236,992,841	6.495%	9.660%	316.5
27	12/25/2007	232,556,286	6.722%	9.659%	293.7
28	1/25/2008	228,202,458	6.493%	9.657%	316.4
29	2/25/2008	223,929,738	6.519%	9.656%	313.7
30	3/25/2008	219,736,625	6.991%	9.655%	266.4
31	4/25/2008	215,621,642	6.514%	9.653%	313.9
32	5/25/2008	211,583,305	6.749%	9.652%	290.3
33	6/25/2008	207,620,243	6.545%	9.650%	310.5
34	7/25/2008	203,731,785	6.811%	9.649%	283.8
35	8/25/2008	199,916,134	6.647%	9.647%	300.0
36	9/25/2008	196,170,171	6.650%	9.646%	299.6
37	10/25/2008	192,493,960	6.887%	9.644%	275.7
38	11/25/2008	188,886,246	6.654%	9.643%	298.9
39	12/25/2008	185,345,760	6.898%	9.643%	274.5
40	1/25/2009	181,871,329	6.666%	9.643%	297.7
41	2/25/2009	178,461,657	6.677%	9.643%	296.6
42	3/25/2009	175,115,626	7.433%	9.643%	221.0
43	4/25/2009	171,831,976	6.680%	9.643%	296.3
44	5/25/2009	168,609,532	6.916%	9.643%	272.7
45	6/25/2009	165,447,161	6.704%	9.643%	293.9
46	7/25/2009	162,343,813	6.942%	9.643%	270.1
47	8/25/2009	159,298,328	6.718%	9.643%	292.5
48	9/25/2009	156,309,811	6.719%	9.643%	292.4
49	10/25/2009	153,377,019	6.955%	9.643%	268.8
50	11/25/2009	150,498,918	6.720%	9.643%	292.3
51	12/25/2009	147,674,489	6.957%	9.643%	268.6
52	1/25/2010	144,902,744	6.721%	9.643%	292.2
53	2/25/2010	142,182,698	6.724%	9.643%	291.9
54	3/25/2010	139,513,404	7.483%	9.643%	216.0
55	4/25/2010	136,893,889	6.724%	9.643%	291.9
56	5/25/2010	134,323,242	6.961%	9.643%	268.2
57	6/25/2010	131,800,509	6.740%	9.643%	290.3
58	7/25/2010	129,324,250	7.013%	9.643%	263.0
59	8/25/2010	126,892,851	8.967%	9.643%	67.6
60	9/25/2010	124,522,613	9.026%	9.643%	61.7

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

23

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

IX. BOND PROFILES

GROUPS 1, 2, 3 AND 4 BOND PROFILES TO CALL*:

	15 CPR / Call (Y)	20 CPR / Call (Y)	22 CPR / Call (Y)	25 CPR / Call (Y)	27 CPR / Call (Y)	30 CPR / Call (Y)	35 CPR / Call (Y)	40 CPR / Call (Y)	45 CPR / Call (Y)

1A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	2.17	2.01	1.94	1.85	1.79	1.70	1.56	1.43	1.30
Principal Window	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08
Principal # Months	34	34	34	34	34	34	34	34	34

2A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.27	2.88	2.74	2.53	2.41	2.23	1.94	1.67	1.43
Principal Window	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Jun10	Oct05 - Dec09	Oct05 - May09
Principal # Months	59	59	59	59	59	59	57	51	44

3A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	4.39	3.20	2.89	2.55	2.42	2.24	1.95	1.67	1.43
Principal Window	Oct05 - Dec13	Oct05 - Sep11	Oct05 - Feb11	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Jun10	Oct05 - Dec09	Oct05 - May09
Principal # Months	99	72	65	59	59	59	57	51	44

4A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.24	2.85	2.71	2.51	2.39	2.21	1.94	1.66	1.43
Principal Window	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jun10	Oct05 - Dec09	Oct05 - May09
Principal # Months	58	58	58	58	58	58	57	51	44

CB Classes	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	5.45	4.57	4.32	4.08	4.00	3.87	3.60	3.23	2.84
Principal Window	Oct05 - Dec13	Oct05 - Sep11	Oct05 - Feb11	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Jun10	Oct05 - Dec09	Oct05 - May09
Principal # Months	99	72	65	59	59	59	57	51	44

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

24

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUPS 1, 2, 3 AND 4 BOND PROFILES TO MATURITY*:

	15 CPR / Call (N)	20 CPR / Call (N)	22 CPR / Call (N)	25 CPR / Call (N)	27 CPR / Call (N)	30 CPR / Call (N)	35 CPR / Call (N)	40 CPR / Call (N)	45 CPR / Call (N)

1A1	Run to each underlying loans' reset
WAL	2.17	2.01	1.94	1.85	1.79	1.70	1.56	1.43	1.30
Principal Window	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08	Oct05 - Jul08
Principal # Months	34	34	34	34	34	34	34	34	34

2A1	Run to each underlying loans' reset
WAL	3.27	2.88	2.74	2.53	2.41	2.23	1.96	1.72	1.51
Principal Window	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10	Oct05 - Aug10
Principal # Months	59	59	59	59	59	59	59	59	59

3A1	Run to each underlying loans' reset
WAL	4.75	3.85	3.55	3.15	2.92	2.61	2.19	1.86	1.59
Principal Window	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15
Principal # Months	120	120	120	120	120	120	120	120	120

4A1	Run to each underlying loans' reset
WAL	3.24	2.85	2.71	2.51	2.39	2.21	1.95	1.71	1.51
Principal Window	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10	Oct05 - Jul10
Principal # Months	58	58	58	58	58	58	58	58	58

CB Classes	Run to each underlying loans' reset
WAL	5.75	5.11	4.87	4.63	4.48	4.25	3.90	3.58	3.25
Principal Window	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15	Oct05 - Sep15
Principal # Months	120	120	120	120	120	120	120	120	120

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

25

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 5 CERTIFICATE PROFILES TO CALL*:

	15 CPR / Call (Y)	20 CPR / Call (Y)	25 CPR / Call (Y)	28 CPR / Call (Y)	30 CPR / Call (Y)	32 CPR / Call (Y)	35 CPR / Call (Y)	40 CPR / Call (Y)	45 CPR / Call (Y)

5A1s & 5A2s	Run to 10% Call
WAL	4.97	3.70	2.88	2.52	2.32	2.14	1.91	1.58	1.32
Principal Window	Oct05 - Jan19	Oct05 - Oct15	Oct05 - Aug13	Oct05 - Aug12	Oct05 - Feb12	Oct05 - Aug11	Oct05 - Jan11	Oct05 - Mar10	Oct05 - Jul09
Principal # Months	160	121	95	83	77	71	64	54	46

5M1	Run to 10% Call
WAL	8.83	6.58	5.22	4.69	4.43	4.22	3.99	3.78	3.73
Principal Window	Nov09 - Jan19	Oct08 - Oct15	Nov08 - Aug13	Nov08 - Aug12	Dec08 - Feb12	Dec08 - Aug11	Jan09 - Jan11	Feb09 - Mar10	Mar09 - Jul09
Principal # Months	111	85	58	46	39	33	25	14	5

5M2	Run to 10% Call
WAL	8.83	6.58	5.20	4.67	4.39	4.17	3.91	3.63	3.50
Principal Window	Nov09 - Jan19	Oct08 - Oct15	Oct08 - Aug13	Oct08 - Aug12	Nov08 - Feb12	Nov08 - Aug11	Nov08 - Jan11	Dec08 - Mar10	Jan09 - Jul09
Principal # Months	111	85	59	47	40	34	27	16	7

5M3	Run to 10% Call
WAL	8.77	6.53	5.16	4.61	4.34	4.11	3.85	3.54	3.36
Principal Window	Nov09 - Jan19	Oct08 - Oct15	Oct08 - Aug13	Oct08 - Aug12	Oct08 - Feb12	Oct08 - Aug11	Oct08 - Jan11	Nov08 - Mar10	Nov08 - Jul09
Principal # Months	111	85	59	47	41	35	28	17	9

5M4	Run to 10% Call
WAL	8.27	6.13	4.84	4.34	4.07	3.86	3.59	3.33	3.17
Principal Window	Nov09 - Aug17	Oct08 - Aug14	Oct08 - Sep12	Oct08 - Nov11	Oct08 - May11	Oct08 - Dec10	Oct08 - May10	Oct08 - Sep09	Nov08 - Feb09
Principal # Months	94	71	48	38	32	27	20	12	4

5M5	Run to 10% Call
WAL	7.51	5.53	4.38	3.93	3.70	3.51	3.28	3.09	3.09
Principal Window	Nov09 - Dec15	Oct08 - Apr13	Oct08 - Aug11	Oct08 - Dec10	Oct08 - Jul10	Oct08 - Mar10	Oct08 - Sep09	Oct08 - Feb09	Oct08 - Nov08
Principal # Months	74	55	35	27	22	18	12	5	2

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

26

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 5 CERTIFICATE PROFILES TO MATURITY*:

	15 CPR / Call (N)	20 CPR / Call (N)	25 CPR / Call (N)	28 CPR / Call (N)	30 CPR / Call (N)	32 CPR / Call (N)	35 CPR / Call (N)	40 CPR / Call (N)	45 CPR / Call (N)

5A1s & 5A2s	Run to Maturity
WAL	5.34	4.01	3.15	2.76	2.54	2.35	2.09	1.74	1.45
Principal Window	Oct05 - May31	Oct05 - Dec26	Oct05 - Feb23	Oct05 - Mar21	Oct05 - Feb20	Oct05 - Feb19	Oct05 - Oct17	Oct05 - Jan16	Oct05 - Jul14
Principal # Months	308	255	209	186	173	161	145	124	106

5M1	Run to Maturity
WAL	9.46	7.09	5.65	5.08	4.79	4.55	4.29	4.03	3.97
Principal Window	Nov09 - Jan25	Oct08 - Oct20	Nov08 - Sep17	Nov08 - May16	Dec08 - Jul15	Dec08 - Nov14	Jan09 - Nov13	Feb09 - Aug12	Mar09 - Aug11
Principal # Months	183	145	107	91	80	72	59	43	30

5M2	Run to Maturity
WAL	9.26	6.93	5.50	4.93	4.63	4.39	4.11	3.80	3.65
Principal Window	Nov09 - Jan23	Oct08 - Jan19	Oct08 - Apr16	Oct08 - Jan15	Nov08 - May14	Nov08 - Sep13	Nov08 - Nov12	Dec08 - Oct11	Jan09 - Nov10
Principal # Months	159	124	91	76	67	59	49	35	23

5M3	Run to Maturity
WAL	8.85	6.60	5.22	4.67	4.39	4.16	3.89	3.57	3.39
Principal Window	Nov09 - Aug20	Oct08 - Jan17	Oct08 - Sep14	Oct08 - Aug13	Oct08 - Dec12	Oct08 - Jun12	Oct08 - Sep11	Nov08 - Oct10	Nov08 - Feb10
Principal # Months	130	100	72	59	51	45	36	24	16

5M4	Run to Maturity
WAL	8.27	6.13	4.84	4.34	4.07	3.86	3.59	3.33	3.17
Principal Window	Nov09 - Aug17	Oct08 - Aug14	Oct08 - Sep12	Oct08 - Nov11	Oct08 - May11	Oct08 - Dec10	Oct08 - May10	Oct08 - Sep09	Nov08 - Feb09
Principal # Months	94	71	48	38	32	27	20	12	4

5M5	Run to Maturity
WAL	7.51	5.53	4.38	3.93	3.70	3.51	3.28	3.09	3.09
Principal Window	Nov09 - Dec15	Oct08 - Apr13	Oct08 - Aug11	Oct08 - Dec10	Oct08 - Jul10	Oct08 - Mar10	Oct08 - Sep09	Oct08 - Feb09	Oct08 - Nov08
Principal # Months	74	55	35	27	22	18	12	5	2

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

27

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 6 CERTIFICATE PROFILES TO CALL*:

	15 CPR / Call (Y)	20 CPR / Call (Y)	22 CPR / Call (Y)	25 CPR / Call (Y)	27 CPR / Call (Y)	30 CPR / Call (Y)	35 CPR / Call (Y)	40 CPR / Call (Y)	45 CPR / Call (Y)

6A1	Run to the Group 6 10% Optional Redemption
WAL	5.26	3.90	3.51	3.02	2.76	2.44	2.02	1.70	1.45
Principal Window	Oct05 - Mar19	Oct05 - Dec15	Oct05 - Jan15	Oct05 - Sep13	Oct05 - Jan13	Oct05 - Mar12	Oct05 - Feb11	Oct05 - Apr10	Oct05 - Aug09
Principal # Months	162	123	112	96	88	78	65	55	47

6B Classes	Run to the Group 6 10% Optional Redemption
WAL	9.05	6.74	6.14	5.43	5.08	4.61	3.97	3.46	3.01
Principal Window	Oct05 - Mar19	Oct05 - Dec15	Oct05 - Jan15	Oct05 - Sep13	Oct05 - Jan13	Oct05 - Mar12	Oct05 - Feb11	Oct05 - Apr10	Oct05 - Aug09
Principal # Months	162	123	112	96	88	78	65	55	47

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

28

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 6 CERTIFICATE PROFILES TO MATURITY*:

	15 CPR / Call (Y)	20 CPR / Call (Y)	22 CPR / Call (Y)	25 CPR / Call (Y)	27 CPR / Call (Y)	30 CPR / Call (Y)	35 CPR / Call (Y)	40 CPR / Call (Y)	45 CPR / Call (Y)

6A1	Run to the Group 6 10% Optional Redemption
WAL	5.26	3.90	3.51	3.02	2.76	2.44	2.02	1.70	1.45
Principal Window	Oct05 - Mar19	Oct05 - Dec15	Oct05 - Jan15	Oct05 - Sep13	Oct05 - Jan13	Oct05 - Mar12	Oct05 - Feb11	Oct05 - Apr10	Oct05 - Aug09
Principal # Months	162	123	112	96	88	78	65	55	47

6B Classes	Run to the Group 6 10% Optional Redemption
WAL	9.05	6.74	6.14	5.43	5.08	4.61	3.97	3.46	3.01
Principal Window	Oct05 - Mar19	Oct05 - Dec15	Oct05 - Jan15	Oct05 - Sep13	Oct05 - Jan13	Oct05 - Mar12	Oct05 - Feb11	Oct05 - Apr10	Oct05 - Aug09
Principal # Months	162	123	112	96	88	78	65	55	47

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

29

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

X.	Group 5 Net Funds Cap

Group 5 – Flat LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an [11.00]% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Oct-05	25	6.411	7.694	37	25-Oct-08	30	6.569	6.569
2	25-Nov-05	31	6.436	6.228	38	25-Nov-08	31	6.569	6.357
3	25-Dec-05	30	6.436	6.436	39	25-Dec-08	30	6.570	6.570
4	25-Jan-06	31	6.436	6.228	40	25-Jan-09	31	6.570	6.358
5	25-Feb-06	31	6.436	6.228	41	25-Feb-09	31	6.570	6.358
6	25-Mar-06	28	6.436	6.895	42	25-Mar-09	28	6.570	7.040
7	25-Apr-06	31	6.435	6.228	43	25-Apr-09	31	6.570	6.358
8	25-May-06	30	6.435	6.435	44	25-May-09	30	6.570	6.570
9	25-Jun-06	31	6.472	6.264	45	25-Jun-09	31	6.570	6.358
10	25-Jul-06	30	6.472	6.472	46	25-Jul-09	30	6.570	6.570
11	25-Aug-06	31	6.472	6.263	47	25-Aug-09	31	6.570	6.358
12	25-Sep-06	31	6.472	6.263	48	25-Sep-09	31	6.570	6.358
13	25-Oct-06	30	6.471	6.471	49	25-Oct-09	30	6.570	6.570
14	25-Nov-06	31	6.471	6.263	50	25-Nov-09	31	6.570	6.358
15	25-Dec-06	30	6.474	6.474	51	25-Dec-09	30	6.570	6.570
16	25-Jan-07	31	6.474	6.265	52	25-Jan-10	31	6.570	6.358
17	25-Feb-07	31	6.474	6.265	53	25-Feb-10	31	6.570	6.358
18	25-Mar-07	28	6.474	6.936	54	25-Mar-10	28	6.570	7.039
19	25-Apr-07	31	6.473	6.265	55	25-Apr-10	31	6.569	6.358
20	25-May-07	30	6.473	6.473	56	25-May-10	30	6.569	6.569
21	25-Jun-07	31	6.473	6.264	57	25-Jun-10	31	6.569	6.357
22	25-Jul-07	30	6.475	6.475	58	25-Jul-10	30	6.569	6.569
23	25-Aug-07	31	6.534	6.323	59	25-Aug-10	31	7.023	6.797
24	25-Sep-07	31	6.537	6.327	60	25-Sep-10	31	7.022	6.796
25	25-Oct-07	30	6.537	6.537	61	25-Oct-10	30	7.022	7.022
26	25-Nov-07	31	6.537	6.326	62	25-Nov-10	31	7.022	6.796
27	25-Dec-07	30	6.538	6.538	63	25-Dec-10	30	7.022	7.022
28	25-Jan-08	31	6.540	6.329	64	25-Jan-11	31	7.022	6.795
29	25-Feb-08	31	6.541	6.330	65	25-Feb-11	31	7.022	6.795
30	25-Mar-08	29	6.541	6.767	66	25-Mar-11	28	7.022	7.523
31	25-Apr-08	31	6.541	6.330	67	25-Apr-11	31	7.022	6.795
32	25-May-08	30	6.539	6.539	68	25-May-11	30	7.022	7.022
33	25-Jun-08	31	6.553	6.342	69	25-Jun-11	31	7.022	6.795
34	25-Jul-08	30	6.561	6.561	70	25-Jul-11	30	7.022	7.022
35	25-Aug-08	31	6.567	6.355	71	25-Aug-11	31	7.021	6.795
36	25-Sep-08	31	6.568	6.356	72	25-Sep-11	31	7.021	6.795

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

30

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

Group 5 Net Funds Cap (Cont.)

Group 5 – Stressed LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an [11.00]% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Oct-05	25	6.411	7.694	37	25-Oct-08	30	7.934	7.934
2	25-Nov-05	31	6.678	6.462	38	25-Nov-08	31	7.936	7.680
3	25-Dec-05	30	6.685	6.685	39	25-Dec-08	30	7.955	7.955
4	25-Jan-06	31	6.693	6.477	40	25-Jan-09	31	7.957	7.700
5	25-Feb-06	31	6.701	6.485	41	25-Feb-09	31	7.974	7.717
6	25-Mar-06	28	6.709	7.188	42	25-Mar-09	28	7.975	8.545
7	25-Apr-06	31	6.715	6.498	43	25-Apr-09	31	7.976	7.718
8	25-May-06	30	6.715	6.715	44	25-May-09	30	7.977	7.977
9	25-Jun-06	31	6.920	6.697	45	25-Jun-09	31	8.002	7.744
10	25-Jul-06	30	6.920	6.920	46	25-Jul-09	30	8.002	8.002
11	25-Aug-06	31	6.920	6.697	47	25-Aug-09	31	8.037	7.777
12	25-Sep-06	31	6.920	6.697	48	25-Sep-09	31	8.038	7.778
13	25-Oct-06	30	6.922	6.922	49	25-Oct-09	30	8.038	8.038
14	25-Nov-06	31	6.922	6.699	50	25-Nov-09	31	8.039	7.779
15	25-Dec-06	30	6.924	6.924	51	25-Dec-09	30	8.039	8.039
16	25-Jan-07	31	6.925	6.701	52	25-Jan-10	31	8.039	7.780
17	25-Feb-07	31	6.925	6.701	53	25-Feb-10	31	8.045	7.785
18	25-Mar-07	28	6.925	7.420	54	25-Mar-10	28	8.045	8.620
19	25-Apr-07	31	6.925	6.702	55	25-Apr-10	31	8.045	7.786
20	25-May-07	30	6.925	6.925	56	25-May-10	30	8.046	8.046
21	25-Jun-07	31	7.130	6.900	57	25-Jun-10	31	8.069	7.809
22	25-Jul-07	30	7.133	7.133	58	25-Jul-10	30	8.129	8.129
23	25-Aug-07	31	7.325	7.089	59	25-Aug-10	31	11.641	11.266
24	25-Sep-07	31	7.339	7.102	60	25-Sep-10	31	11.753	11.374
25	25-Oct-07	30	7.341	7.341	61	25-Oct-10	30	11.753	11.753
26	25-Nov-07	31	7.341	7.104	62	25-Nov-10	31	11.753	11.374
27	25-Dec-07	30	7.344	7.344	63	25-Dec-10	30	11.753	11.753
28	25-Jan-08	31	7.347	7.110	64	25-Jan-11	31	11.753	11.374
29	25-Feb-08	31	7.412	7.173	65	25-Feb-11	31	11.759	11.379
30	25-Mar-08	29	7.414	7.670	66	25-Mar-11	28	11.762	12.602
31	25-Apr-08	31	7.414	7.175	67	25-Apr-11	31	11.762	11.383
32	25-May-08	30	7.436	7.436	68	25-May-11	30	11.762	11.762
33	25-Jun-08	31	7.687	7.439	69	25-Jun-11	31	11.762	11.383
34	25-Jul-08	30	7.760	7.760	70	25-Jul-11	30	11.772	11.772
35	25-Aug-08	31	7.917	7.661	71	25-Aug-11	31	11.772	11.393
36	25-Sep-08	31	7.923	7.668	72	25-Sep-11	31	11.777	11.397

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

31

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

Group 5 Net Funds Cap (Cont.)

Group 5 – Stressed LIBOR* with Cap (see “Group 5 Interest Rate Caps” pages 19 to 20)

Note: All Group 5 LIBOR Certificates are subject to an [11.00]% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Oct-05	25	8.333	10.000	37	25-Oct-08	30	10.691	10.691
2	25-Nov-05	31	10.575	10.234	38	25-Nov-08	31	11.024	10.669
3	25-Dec-05	30	10.167	10.167	39	25-Dec-08	30	10.700	10.700
4	25-Jan-06	31	10.497	10.158	40	25-Jan-09	31	11.033	10.677
5	25-Feb-06	31	10.502	10.163	41	25-Feb-09	31	11.039	10.683
6	25-Mar-06	28	9.508	10.187	42	25-Mar-09	28	10.038	10.755
7	25-Apr-06	31	10.512	10.173	43	25-Apr-09	31	11.037	10.681
8	25-May-06	30	10.180	10.180	44	25-May-09	30	10.703	10.703
9	25-Jun-06	31	10.512	10.173	45	25-Jun-09	31	11.038	10.682
10	25-Jul-06	30	10.178	10.178	46	25-Jul-09	30	10.703	10.703
11	25-Aug-06	31	10.510	10.171	47	25-Aug-09	31	11.059	10.702
12	25-Sep-06	31	10.511	10.172	48	25-Sep-09	31	11.058	10.702
13	25-Oct-06	30	10.178	10.178	49	25-Oct-09	30	10.725	10.725
14	25-Nov-06	31	10.510	10.171	50	25-Nov-09	31	11.058	10.702
15	25-Dec-06	30	10.172	10.172	51	25-Dec-09	30	10.724	10.724
16	25-Jan-07	31	10.503	10.164	52	25-Jan-10	31	11.058	10.701
17	25-Feb-07	31	10.500	10.161	53	25-Feb-10	31	11.060	10.704
18	25-Mar-07	28	9.497	10.176	54	25-Mar-10	28	10.061	10.779
19	25-Apr-07	31	10.494	10.156	55	25-Apr-10	31	11.061	10.704
20	25-May-07	30	10.159	10.159	56	25-May-10	30	10.727	10.727
21	25-Jun-07	31	10.599	10.257	57	25-Jun-10	31	11.068	10.711
22	25-Jul-07	30	10.265	10.265	58	25-Jul-10	30	10.758	10.758
23	25-Aug-07	31	10.605	10.263	59	25-Aug-10	31	12.339	11.941
24	25-Sep-07	31	10.609	10.266	60	25-Sep-10	31	12.390	11.991
25	25-Oct-07	30	10.277	10.277	61	25-Oct-10	30	11.753	11.753
26	25-Nov-07	31	10.612	10.269	62	25-Nov-10	31	11.753	11.374
27	25-Dec-07	30	10.281	10.281	63	25-Dec-10	30	11.753	11.753
28	25-Jan-08	31	10.616	10.274	64	25-Jan-11	31	11.753	11.374
29	25-Feb-08	31	10.654	10.310	65	25-Feb-11	31	11.759	11.379
30	25-Mar-08	29	9.989	10.334	66	25-Mar-11	28	11.762	12.602
31	25-Apr-08	31	10.658	10.314	67	25-Apr-11	31	11.762	11.383
32	25-May-08	30	10.339	10.339	68	25-May-11	30	11.762	11.762
33	25-Jun-08	31	10.895	10.544	69	25-Jun-11	31	11.762	11.383
34	25-Jul-08	30	10.598	10.598	70	25-Jul-11	30	11.772	11.772
35	25-Aug-08	31	11.017	10.661	71	25-Aug-11	31	11.772	11.393
36	25-Sep-08	31	11.019	10.663	72	25-Sep-11	31	11.777	11.397

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 20% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

32

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

XI.	Group 6 Net Funds Cap

Group 6 – Flat LIBOR*

Note: All Group 6 LIBOR Certificates are subject to an [10.50]% hard cap.

Period	Distribution	AFC	Period	Distribution	AFC
	Date	30/360		Date	30/360

1	25-Oct-05	3.373	37	25-Oct-08	5.763
2	25-Nov-05	3.373	38	25-Nov-08	5.763
3	25-Dec-05	4.159	39	25-Dec-08	5.763
4	25-Jan-06	5.303	40	25-Jan-09	5.763
5	25-Feb-06	5.374	41	25-Feb-09	5.763
6	25-Mar-06	5.374	42	25-Mar-09	5.763
7	25-Apr-06	5.375	43	25-Apr-09	5.763
8	25-May-06	5.375	44	25-May-09	5.763
9	25-Jun-06	5.736	45	25-Jun-09	5.763
10	25-Jul-06	5.754	46	25-Jul-09	5.763
11	25-Aug-06	5.764	47	25-Aug-09	5.763
12	25-Sep-06	5.764	48	25-Sep-09	5.763
13	25-Oct-06	5.764	49	25-Oct-09	5.763
14	25-Nov-06	5.764	50	25-Nov-09	5.763
15	25-Dec-06	5.764	51	25-Dec-09	5.763
16	25-Jan-07	5.764	52	25-Jan-10	5.763
17	25-Feb-07	5.764	53	25-Feb-10	5.763
18	25-Mar-07	5.764	54	25-Mar-10	5.763
19	25-Apr-07	5.764	55	25-Apr-10	5.763
20	25-May-07	5.763	56	25-May-10	5.763
21	25-Jun-07	5.763	57	25-Jun-10	5.763
22	25-Jul-07	5.763	58	25-Jul-10	5.763
23	25-Aug-07	5.763	59	25-Aug-10	5.763
24	25-Sep-07	5.763	60	25-Sep-10	5.763
25	25-Oct-07	5.763	61	25-Oct-10	5.763
26	25-Nov-07	5.763	62	25-Nov-10	5.763
27	25-Dec-07	5.763	63	25-Dec-10	5.763
28	25-Jan-08	5.763	64	25-Jan-11	5.763
29	25-Feb-08	5.763	65	25-Feb-11	5.763
30	25-Mar-08	5.763	66	25-Mar-11	5.763
31	25-Apr-08	5.763	67	25-Apr-11	5.763
32	25-May-08	5.763	68	25-May-11	5.763
33	25-Jun-08	5.763	69	25-Jun-11	5.763
34	25-Jul-08	5.763	70	25-Jul-11	5.763
35	25-Aug-08	5.763	71	25-Aug-11	5.763
36	25-Sep-08	5.763	72	25-Sep-11	5.763

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

33

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

Group 6 Net Funds Cap (Cont.)

Group 6 – Stressed LIBOR*

Note: All Group 6 LIBOR Certificates are subject to an [10.50]% hard cap.

Period	Distribution	AFC	Period	Distribution	AFC
	Date	30/360		Date	30/360

1	25-Oct-05	3.373	37	25-Oct-08	11.456
2	25-Nov-05	3.373	38	25-Nov-08	11.456
3	25-Dec-05	4.407	39	25-Dec-08	11.457
4	25-Jan-06	7.220	40	25-Jan-09	11.457
5	25-Feb-06	7.570	41	25-Feb-09	11.457
6	25-Mar-06	7.570	42	25-Mar-09	11.457
7	25-Apr-06	7.579	43	25-Apr-09	11.457
8	25-May-06	7.579	44	25-May-09	11.457
9	25-Jun-06	8.262	45	25-Jun-09	11.457
10	25-Jul-06	8.410	46	25-Jul-09	11.457
11	25-Aug-06	8.426	47	25-Aug-09	11.457
12	25-Sep-06	8.426	48	25-Sep-09	11.457
13	25-Oct-06	8.426	49	25-Oct-09	11.457
14	25-Nov-06	8.426	50	25-Nov-09	11.457
15	25-Dec-06	9.109	51	25-Dec-09	11.457
16	25-Jan-07	9.256	52	25-Jan-10	11.457
17	25-Feb-07	9.273	53	25-Feb-10	11.457
18	25-Mar-07	9.273	54	25-Mar-10	11.457
19	25-Apr-07	9.273	55	25-Apr-10	11.457
20	25-May-07	9.273	56	25-May-10	11.457
21	25-Jun-07	9.955	57	25-Jun-10	11.457
22	25-Jul-07	10.103	58	25-Jul-10	11.457
23	25-Aug-07	10.119	59	25-Aug-10	11.457
24	25-Sep-07	10.119	60	25-Sep-10	11.457
25	25-Oct-07	10.119	61	25-Oct-10	11.457
26	25-Nov-07	10.119	62	25-Nov-10	11.457
27	25-Dec-07	10.802	63	25-Dec-10	11.457
28	25-Jan-08	10.950	64	25-Jan-11	11.457
29	25-Feb-08	10.966	65	25-Feb-11	11.457
30	25-Mar-08	10.966	66	25-Mar-11	11.457
31	25-Apr-08	10.966	67	25-Apr-11	11.457
32	25-May-08	10.966	68	25-May-11	11.457
33	25-Jun-08	11.296	69	25-Jun-11	11.457
34	25-Jul-08	11.440	70	25-Jul-11	11.457
35	25-Aug-08	11.456	71	25-Aug-11	11.457
36	25-Sep-08	11.456	72	25-Sep-11	11.457

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

34

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

XII.     GROUP 5 EXCESS INTEREST

Assuming Flat Rates *

Period	Distribution	XS-Interest	Period	Distribution	XS-Interest
	Date	(%)		Date	(%)
				28-Oct-04
1	25-Oct-05	3.0834	37	25-Oct-08	2.5855
2	25-Nov-05	2.3184	38	25-Nov-08	2.4433
3	25-Dec-05	2.4578	39	25-Dec-08	2.5905
4	25-Jan-06	2.3327	40	25-Jan-09	2.4638
5	25-Feb-06	2.3400	41	25-Feb-09	2.4670
6	25-Mar-06	2.7394	42	25-Mar-09	2.8641
7	25-Apr-06	2.3429	43	25-Apr-09	2.4669
8	25-May-06	2.4744	44	25-May-09	2.6003
9	25-Jun-06	2.3788	45	25-Jun-09	2.4713
10	25-Jul-06	2.5103	46	25-Jul-09	2.6068
11	25-Aug-06	2.3776	47	25-Aug-09	2.4783
12	25-Sep-06	2.3770	48	25-Sep-09	2.4819
13	25-Oct-06	2.5077	49	25-Oct-09	2.6174
14	25-Nov-06	2.3750	50	25-Nov-09	2.4895
15	25-Dec-06	2.5089	51	25-Dec-09	2.6250
16	25-Jan-07	2.3760	52	25-Jan-10	2.4976
17	25-Feb-07	2.3753	53	25-Feb-10	2.5018
18	25-Mar-07	2.7713	54	25-Mar-10	2.8994
19	25-Apr-07	2.3739	55	25-Apr-10	2.5107
20	25-May-07	2.5054	56	25-May-10	2.6461
21	25-Jun-07	2.3723	57	25-Jun-10	2.5198
22	25-Jul-07	2.5058	58	25-Jul-10	2.6551
23	25-Aug-07	2.4311	59	25-Aug-10	2.9837
24	25-Sep-07	2.4341	60	25-Sep-10	2.9879
25	25-Oct-07	2.5656	61	25-Oct-10	3.1228
26	25-Nov-07	2.4323	62	25-Nov-10	2.9980
27	25-Dec-07	2.5649	63	25-Dec-10	3.1329
28	25-Jan-08	2.4330	64	25-Jan-11	3.0088
29	25-Feb-08	2.4335	65	25-Feb-11	3.0144
30	25-Mar-08	2.6976	66	25-Mar-11	3.4075
31	25-Apr-08	2.4314	67	25-Apr-11	3.0262
32	25-May-08	2.5609	68	25-May-11	3.1611
33	25-Jun-08	2.4417	69	25-Jun-11	3.0384
34	25-Jul-08	2.5811	70	25-Jul-11	3.1727
35	25-Aug-08	2.4535	71	25-Aug-11	3.0507
36	25-Sep-08	2.4533	72	25-Sep-11	3.0570

*Assumes:

1 Month LIBOR:	3.6800%
6 Month LIBOR:	3.8490%
1 Year LIBOR:	3.9590%
1 Year CMT:	3.6580%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

35

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

GROUP 5 EXCESS INTEREST (CONT.)

Forward Curve*

Period	Distribution	XS-Interest	Period	Distribution	XS-Interest
	Date	(%)		Date	(%)
	28-Oct-04
1	25-Oct-05	3.0834	37	25-Oct-08	2.0861
2	25-Nov-05	2.2304	38	25-Nov-08	1.9066
3	25-Dec-05	2.2762	39	25-Dec-08	2.0677
4	25-Jan-06	2.1009	40	25-Jan-09	1.9090
5	25-Feb-06	2.0775	41	25-Feb-09	1.9071
6	25-Mar-06	2.3824	42	25-Mar-09	2.3636
7	25-Apr-06	2.0126	43	25-Apr-09	1.8867
8	25-May-06	2.0986	44	25-May-09	2.0335
9	25-Jun-06	2.0158	45	25-Jun-09	1.8850
10	25-Jul-06	2.1460	46	25-Jul-09	2.0362
11	25-Aug-06	2.0018	47	25-Aug-09	1.8809
12	25-Sep-06	1.9528	48	25-Sep-09	1.8758
13	25-Oct-06	2.0587	49	25-Oct-09	2.0278
14	25-Nov-06	1.8757	50	25-Nov-09	1.8671
15	25-Dec-06	1.9944	51	25-Dec-09	2.0212
16	25-Jan-07	1.8125	52	25-Jan-10	1.8615
17	25-Feb-07	1.7831	53	25-Feb-10	1.8631
18	25-Mar-07	2.2173	54	25-Mar-10	2.3352
19	25-Apr-07	1.7340	55	25-Apr-10	1.8609
20	25-May-07	1.8690	56	25-May-10	2.0189
21	25-Jun-07	1.7231	57	25-Jun-10	1.8724
22	25-Jul-07	1.8711	58	25-Jul-10	2.0433
23	25-Aug-07	1.8058	59	25-Aug-10	2.8359
24	25-Sep-07	1.8150	60	25-Sep-10	2.8557
25	25-Oct-07	1.9788	61	25-Oct-10	3.0179
26	25-Nov-07	1.8354	62	25-Nov-10	2.8644
27	25-Dec-07	2.0017	63	25-Dec-10	3.0257
28	25-Jan-08	1.8605	64	25-Jan-11	2.8714
29	25-Feb-08	1.8719	65	25-Feb-11	2.8918
30	25-Mar-08	2.1882	66	25-Mar-11	3.3652
31	25-Apr-08	1.8887	67	25-Apr-11	2.8944
32	25-May-08	2.0472	68	25-May-11	3.0516
33	25-Jun-08	1.9151	69	25-Jun-11	2.9037
34	25-Jul-08	2.0823	70	25-Jul-11	3.0608
35	25-Aug-08	1.9465	71	25-Aug-11	2.9472
36	25-Sep-08	1.9412	72	25-Sep-11	2.9454

*See Stressed Indices chart on page 37.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

36

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

XIII.	Break Even CDR Loss Scenarios

Loss Scenarios:
		75% Pricing Speed	100% Pricing Speed	125% Pricing Speed
		22.5% CPR	30.0% CPR	37.5% CPR
	Break even CDR:	9.850 CDR	10.905 CDR	12.208 CDR
	WAL:	12.21	9.42	7.47
5-M-1	Principal Window:	May15 - Sep35	Feb13 - Sep35	Jul11 - Aug35
	Principal Months:	245	272	290
	Principal Writedown	844.72 (0.01%)	2,452.40 (0.02%)	1,337.54 (0.01%)
	Total Collat Loss:	38,158,160.25 (10.04%)	32,506,393.04 (8.55%)	28,996,768.04 (7.63%)
	Break even CDR:	7.481 CDR	7.827 CDR	8.362 CDR
	WAL:	14.06	10.90	8.64
5-M-2	Principal Window:	Jan17 - Sep35	Jun14 - Sep35	Aug12 - Aug35
	Principal Months:	225	256	277
	Principal Writedown	1,944.58 (0.02%)	795.78 (0.01%)	3,464.58 (0.04%)
	Total Collat Loss:	30,828,268.31 (8.11%)	24,743,417.74 (6.51%)	20,980,906.50 (5.52%)
	Break even CDR:	5.942 CDR	5.850 CDR	5.894 CDR
	WAL:	15.76	12.26	9.75
5-M-3	Principal Window:	Sep18 - Sep35	Sep15 - Sep35	Aug13 - Sep35
	Principal Months:	205	241	266
	Principal Writedown	924.16 (0.02%)	1,648.02 (0.03%)	2,608.76 (0.05%)
	Total Collat Loss:	25,542,376.51 (6.72%)	19,242,294.86 (5.06%)	15,345,138.47 (4.04%)
	Break even CDR:	5.446 CDR	5.218 CDR	5.105 CDR
	WAL:	19.00	14.91	11.91
5-M-4	Principal Window:	Jan22 - Sep35	May18 - Sep35	Oct15 - Sep35
	Principal Months:	165	209	240
	Principal Writedown	5,658.99 (0.30%)	3,354.41 (0.18%)	2,502.97 (0.13%)
	Total Collat Loss:	23,739,915.13 (6.25%)	17,388,598.39 (4.58%)	13,453,083.70 (3.54%)
	Break even CDR:	5.063 CDR	4.700 CDR	4.432 CDR
	WAL:	19.19	15.09	12.05
5-M-5	Principal Window:	Mar22 - Sep35	Jul18 - Sep35	Dec15 - Sep35
	Principal Months:	163	207	238
	Principal Writedown	6,313.90 (0.33%)	8,296.23 (0.44%)	5,515.35 (0.29%)
	Total Collat Loss:	22,312,850.16 (5.87%)	15,832,632.26 (4.17%)	11,802,418.65 (3.11%)
	Loss Severity	35%	35%	35%
	Servicer Advances	100%	100%	100%
	Liquidation Lag	12	12	12
	Triggers	In Effect	In Effect	In Effect
	Optional Redemption	Never	Never	Never
	LIBOR_1MO	See Below	See Below	See Below
	LIBOR_6MO	See Below	See Below	See Below
	LIBOR_1YR	See Below	See Below	See Below
	CMT_1YR	See Below	See Below	See Below

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

37

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

XIV. CONTACTS
ARMs TRADING DESK
Contact	Phone	Fax	E-mail
John Vibert Director - ARM Trading	212-538-3831	TBD	john.vibert@csfb.com
Patrick Gallagher Vice President - ARM Structuring	212-538-3831	212-743-2749	patrick.gallagher@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
Peter J. Sack Director	212-325-7892	212-743-5261	peter.sack@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

38

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

XV.	COLLATERAL SUMMARY

NOTE: Information contained herein reflects the September 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[5.087]%	Total Loan Balance	$[100,963,266.37]
Net WAC	[4.765]%	Average Loan Balance	$[372,558.18]
WA Gross Margin	[2.435]%	Maximum Loan Balance	$[1,000,000.00]
WA Net Margin	[2.114]%	California Concentration	[31.70]%
Index: 6 Month LIBOR	[28.55]%	Northern CA Concentration	[15.10]%
1 Year LIBOR	[61.70]%	Southern CA Concentration	[16.61]%
1 Year CMT	[9.75]%	WA Original LTV	[72.81]%
		WA Credit Score	[727]
WA Months to Reset	[33]	Full/Alt Doc*	[56.29]%
Interest Only Loans	[80.79]%	Reduced Doc*	[36.04]%
WAM	[357]	Prepayment Penalties	[9.84]%

Loan Group 2 Collateral Details
Gross WAC	[5.504]%	Total Loan Balance	$[237,393,845.69]
Net WAC	[5.202]%	Average Loan Balance	$[553,365.61]
WA Gross Margin	[2.405]%	Maximum Loan Balance	$[2,500,000.00]
WA Net Margin	[2.103]%	California Concentration	[46.41]%
Index: 6 Month LIBOR	[26.51]%	Northern CA Concentration	[16.20]%
1 Year LIBOR	[73.11]%	Southern CA Concentration	[29.45]%
1 Year CMT	[0.38]%	WA Original LTV	[72.63]%
		WA Credit Score	[732]
WA Months to Reset	[58]	Full/Alt Doc*	[37.37]%
Interest Only Loans	[81.74]%	Reduced Doc*	[54.79]%
WAM	[358]	Prepayment Penalties	[16.92]%

Loan Group 3 Collateral Details
Gross WAC	[TBD]%	Total Loan Balance	$[TBD]
Net WAC	[TBD]%	Average Loan Balance	$[TBD]
WA Gross Margin	[TBD]%	Maximum Loan Balance	$[TBD]
WA Net Margin	[TBD]%	California Concentration	[TBD]%
Index: 6 Month LIBOR	[TBD]%	Northern CA Concentration	[TBD]%
1 Year LIBOR	[TBD]%	Southern CA Concentration	[TBD]%
1 Year CMT	[TBD]%	WA Original LTV	[TBD]%
		WA Credit Score**	[TBD]
WA Months to Reset	[TBD]	Full/Alt Doc*	[TBD]%
Interest Only Loans	[TBD]%	Reduced Doc*	[TBD]%
WAM	[TBD]	Prepayment Penalties	[TBD]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

39

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the September 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.727]%	Total Loan Balance	$[111,861,366.04]
Net WAC	[5.390]%	Average Loan Balance	$[209,871.23]
WA Gross Margin	[2.586]%	Maximum Loan Balance	$[494,900.00]
WA Net Margin	[2.249]%	California Concentration	[18.86]%
Index: 6 Month LIBOR	[60.84]%	Northern CA Concentration	[5.68]%
1 Year LIBOR	[38.84]%	Southern CA Concentration	[12.78]%
1 Year CMT	[0.32]%	WA Original LTV	[75.30]%
		WA Credit Score	[722]
WA Months to Reset	[58]	Full/Alt Doc*	[41.97]%
Interest Only Loans	[77.39]%	Reduced Doc*	[42.64]%
WAM	[358]	Prepayment Penalties	[33.65]%

Loan Groups 1-4 Collateral Details
Gross WAC	[TBD]%	Total Loan Balance	$[TBD]
Net WAC	[TBD]%	Average Loan Balance	$[TBD]
WA Gross Margin	[TBD]%	Maximum Loan Balance	$[TBD]
WA Net Margin	[TBD]%	California Concentration	[TBD]%
Index: 6 Month LIBOR	[TBD]%	Northern CA Concentration	[TBD]%
1 Year LIBOR	[TBD]%	Southern CA Concentration	[TBD]%
1 Year CMT	[TBD]%	WA Original LTV	[TBD]%
		WA Credit Score**	[TBD]
WA Months to Reset	[TBD]	Full/Alt Doc*	[TBD]%
Interest Only Loans	[TBD]%	Reduced Doc*	[TBD]%
WAM	[TBD]	Prepayment Penalties	[TBD]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

40

Adjustable Rate Mortgage Trust 2005-10	September 8, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the September 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 5 Collateral Details
Gross WAC	[6.662]%	Total Loan Balance	$[380,023,193.18]
Net WAC	[6.411]%	Average Loan Balance	$[279,428.82]
WA Gross Margin	[3.424]%	Maximum Loan Balance	$[1,477,316.87]
WA Net Margin	[3.173]%	California Concentration	[19.84]%
Index: 1 Month LIBOR	[4.45]%	Northern CA Concentration	[5.42]%
6 Month LIBOR	[79.63]%	Southern CA Concentration	[14.23]%
1 Year LIBOR	[15.52]%	WA Original LTV	[78.28]%
1 Year CMT	[0.40]%	WA Credit Score**	[706]
WA Months to Reset	[46]	Full/Alt Doc*	[12.70]%
Interest Only Loans	[67.42]%	Reduced Doc*	[53.32]%
WAM	[357]	Prepayment Penalties	[41.97]%

Loan Group 6 Collateral Details
Gross WAC	[3.690]%	Total Loan Balance	$[259,472,744.33]
Net WAC	[3.373]%	Average Loan Balance	$[368,569.24]
WA Gross Margin	[2.231]%	Maximum Loan Balance	$[2,279,000.00]
WA Net Margin	[1.915]%	California Concentration	[22.35]%
Index: 6 Month LIBOR	[100.00]%	Northern CA Concentration	[8.97]%
1 Year LIBOR	[0.00]%	Southern CA Concentration	[12.53]%
1 Year CMT	[0.00]%	WA Original LTV	[68.18]%
		WA Credit Score**	[736]
WA Months to Reset	[3]	Full/Alt Doc*	[69.61]%
Interest Only Loans	[98.14]%	Reduced Doc*	[28.10]%
WAM	[354]	Prepayment Penalties	[10.55]%

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

41